AMENDED AND RESTATED PROMISSORY NOTE
$54,300,000.00    New York, New York
April 20, 2012
This AMENDED AND RESTATED PROMISSORY NOTE (this “Note”) is made by each of the parties set forth on Schedule A attached hereto, each a Delaware limited liability company, as maker, each having its principal place of business at 405 Park Avenue, 15th Floor, New York, New York 10022 (individually and collectively, as the context may require, “Borrower”), and CITIGROUP GLOBAL MARKETS REALTY CORP., having an address at 388 Greenwich Street, 19th Floor, New York, New York 10013 (together with its successors and/or assigns, “Lender”), as payee.
WITNESSETH:
WHEREAS, Lender is the owner and holder of that certain Promissory Note dated as of January 18, 2012, given by Borrower to Lender in the principal amount of $15,100,000 (the “Original Note”).
WHEREAS, Lender has agreed to advance to Borrower an additional $39,200,000 to Borrower in accordance with that certain Amended and Restated Loan Agreement dated as of the date hereof (the “Loan Agreement”), and Lender and Borrower therefore wish to amend the Original Note in its entirety.
NOW THEREFORE, in consideration of the premises and the covenants and agreements hereinafter set forth, and in and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby covenant and agree that all of the terms, provisions and obligations contained in the Original Note are hereby amended, restated and superseded in their entirety to read as follows:
FOR VALUE RECEIVED Borrower hereby unconditionally promises to pay to the order of Lender, or at such other place as the holder hereof may from time to time designate in writing, the principal sum of FIFTY FOUR MILLION THREE HUNDRED THOUSAND AND 00/100 DOLLARS ($54,300,000.00), or so much thereof as is advanced, in lawful money of the United States of America, with interest thereon to be computed from (i) January 18, 2012, with respect to an amount equal to $15,100,000 and (ii) the date of this Note with respect to an amount equal to $39,200,000, in each case at the Interest Rate, and to be paid in accordance with the terms of this Note and the Loan Agreement. All capitalized terms not defined herein shall have the respective meanings set forth in the Loan Agreement.

ARTICLE 1: PAYMENT TERMS
Borrower agrees to pay the principal sum of this Note and interest on the unpaid principal sum of this Note from time to time outstanding at the rates and at the times specified in Article 2 of the Loan Agreement and the outstanding balance of the principal sum of this Note and all accrued and unpaid interest thereon shall be due and payable on the Maturity Date.
ARTICLE 2    : DEFAULT AND ACCELERATION
The Debt shall without notice become immediately due and payable at the option of Lender if any payment required in this Note is not paid on or prior to the date when due (subject to any applicable notice and cure periods) or if not paid on the Maturity Date or on the happening of any other Event of Default.
ARTICLE 3    : LOAN DOCUMENTS
This Note is secured by the Security Instruments and the other Loan Documents. All of the terms, covenants and conditions contained in the Loan Agreement, the Security Instruments and the other Loan Documents are hereby made part of this Note to the same extent and with the same force as if they were fully set forth herein. In the event of a conflict or inconsistency between the terms of this Note and the Loan Agreement, the terms and provisions of the Loan Agreement shall govern.
ARTICLE 4    : SAVINGS CLAUSE
Notwithstanding anything to the contrary, (a) all agreements and communications between Borrower and Lender are hereby and shall automatically be limited so that, after taking into account all amounts deemed interest, the interest contracted for, charged or received by Lender shall never exceed the Maximum Legal Rate, (b) in calculating whether any interest exceeds the Maximum Legal Rate, all such interest shall be amortized, prorated, allocated and spread over the full amount and term of all principal indebtedness of Borrower to Lender, and (c) if through any contingency or event, Lender receives or is deemed to receive interest in excess of the lawful maximum, any such excess shall be deemed to have been applied toward payment of the principal of any and all then outstanding indebtedness of Borrower to Lender, or if there is no such indebtedness, shall immediately be returned to Borrower.
ARTICLE 5    : NO ORAL CHANGE
This Note may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

ARTICLE 6    : WAIVERS
Borrower and all others who may become liable for the payment of all or any part of the Debt do hereby severally waive presentment and demand for payment, notice of dishonor, notice of intention to accelerate, notice of acceleration, protest and notice of protest and non-payment and all other notices of any kind. No release of any security for the Debt or extension of time for payment of this Note or any installment hereof, and no alteration, amendment or waiver of any provision of this Note, the Loan Agreement or the other Loan Documents made by agreement between Lender or any other Person shall release, modify, amend, waive, extend, change, discharge, terminate or affect the liability of Borrower or any other Person who may become liable for the payment of all or any part of the Debt under this Note, the Loan Agreement or the other Loan Documents. No notice to or demand on Borrower shall be deemed to be a waiver of the obligation of Borrower or of the right of Lender to take further action without further notice or demand as provided for in this Note, the Loan Agreement or the other Loan Documents. If Borrower is a partnership or limited liability company, the agreements herein contained shall remain in force and be applicable, notwithstanding any changes in the individuals comprising the partnership or limited liability company, and the term “Borrower,” as used herein, shall include any alternate or successor partnership or limited liability company, but any predecessor partnership or limited liability company and their partners or members shall not thereby be released from any liability. If Borrower is a corporation, the agreements contained herein shall remain in full force and be applicable notwithstanding any changes in the shareholders comprising, or the officers and directors relating to, the corporation, and the term “Borrower,” as used herein, shall include any alternative or successor corporation, but any predecessor corporation shall not be relieved of liability hereunder. (Nothing in the foregoing sentence shall be construed as a consent to, or a waiver of, any prohibition or restriction on transfers of interests in such partnership, limited liability company or corporation, which may be set forth in the Loan Agreement, the Security Instruments or any other Loan Document.)
ARTICLE 7    : TRANSFER
Upon the transfer of this Note, Borrower hereby waiving notice of any such transfer, Lender may deliver all the collateral mortgaged, granted, pledged or assigned pursuant to the Loan Documents, or any part thereof, to the transferee who shall thereupon become vested with all the rights herein or under applicable law given to Lender with respect thereto, and Lender shall thereafter forever be relieved and fully discharged from any liability or responsibility in the matter; but Lender shall retain all rights hereby given to it with respect to any liabilities and the collateral not so transferred.
ARTICLE 8    : EXCULPATION
The provisions of Article 13 of the Loan Agreement are hereby incorporated by reference into this Note to the same extent and with the same force as if fully set forth herein.

ARTICLE 9    : GOVERNING LAW
This Note shall be governed, construed, applied and enforced in accordance with the Applicable Laws of the state of New York and Applicable Laws of the United States of America.
ARTICLE 10    : NOTICES
All notices or other written communications hereunder shall be delivered in accordance with Article 14 of the Loan Agreement. .
ARTICLE 11    : EXISTING AND NEW INDEBTEDNESS
This Note evidences the new and additional indebtedness of $39,200,000.00 secured by the Properties and also the existing indebtedness of $15,100,000.00 remaining unpaid on, and heretofore evidenced by, the Original Note as secured by those certain mortgages, deeds of trust and other security instruments given by certain Borrowers to Lender prior to the date hereof and being amended and restated on the date hereof; it being the intention of this Note that it shall constitute both a renewal, extension and modification of the terms of payment of such existing indebtedness and also an expression of the terms of payment of such new and additional indebtedness and shall restate the terms of such bonds, notes or obligations in their entirety.
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IN WITNESS WHEREOF, Borrower has duly executed this Note as of the day and year first above written.
BORROWER:
[INSERT BORROWERS’ SIGNATURE BLOCKS ]

SCHEDULE A

LIST OF BORROWERS

•ARC3 DGTLSAL001, LLC
•ARC3 DGRDLAL001, LLC
•ARC3 DGGDRFL001, LLC
•ARC3 DGMLOFL001, LLC
•ARC3 DGCDTLA01, LLC
•ARC3 DGMGMLA01, LLC
•ARC3 DGMHNLA01, LLC
•ARC3 DGRWDLA01, LLC
•ARC3 DGMTLMO01, LLC
•ARC3 DGSCRMO001, LLC
•ARC3 DGEDWMS001, LLC
•ARC3 DGGVLMS001, LLC
•ARC3 DGWGVMS001, LLC
•ARC3 DGFYTNC01, LLC
•ARC3 DGOIBNC01, LLC
•ARC3 DGVASNC01, LLC
•ARC3 DGFSTOH001, LLC
•ARC3 DGGFDOH001, LLC
•ARC3 DGNMSOH001, LLC
•ARC3 DGPTCTN001, LLC
•ARC3 DGLFDTX001, LLC
•ARC3 DGDVLVA01, LLC
•ARC3 DGHWLVA01, LLC
•ARC3 DGCFDVA01, LLC
•ARC3 DGHSGVA01, LLC
•ARC3 DGMNGWI001, LLC
•ARC3 DGMLNWI001, LLC
•ARC3 DGSNSWI001, LLC
•ARC3 GSCOCFL001, LLC
•ARC3 GSGRAID01, LLC
•ARC3 FEORTNY001, LLC
•ARC3 DGMVLMO001, LLC
•ARC3 DGLKGMO001, LLC
•ARC3 DGKGCMO001, LLC
•ARC3 DGSBRMO001, LLC
•ARC3 DGCWYMO001, LLC
•ARC3 DGAVSMO001, LLC
•ARC3 DGPYNOH001, LLC
•ARC3 DGPLCOH001, LLC
•ARC3 DGPGSTX001, LLC

•ARC3 DGRMATX001, LLC
•ARC3 DGRGCTX001, LLC
•ARC3 DGPTTTX001, LLC
•ARC3 AAHUSTX001, LLC
•ARC3 AAHUSTX002, LLC
•ARC3 WGMPWNJ001, LLC
•ARC3 WGSTVMI001, LLC
•ARC3 WGCLACA001, LLC